SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): March 10, 2005
                                                           --------------

                             ARETE INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Colorado                33-16820-D            84-1508638
     ----------------------------     ------------      -------------------
     (State or other jurisdiction     (Commission       (I.R.S.  Employer
      of incorporation)                File Number)      Identification No.)


    7102 La Vista Place Suite 100, Niwot, Colorado                80503
    ----------------------------------------------              ---------
     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number including area code: (303) 652-3113
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report):


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)]
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)]

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Section 8:  Other Events

     Item 8.01 Other Events

     On March 10, 2005, the Company issued a press release announcing its withdrawal from an arrangement previously announced on December 14, 2004 to purchase three oil and gas drilling, re-entry, and re-work prospects located in Texas and Oklahoma.

Section 9:  Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

          (c)  Exhibit 99.1      Press release dated March 10, 2005


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

    ARETE INDUSTRIES, INC.

    Date:    March 10, 2005        By:   /s/ THOMAS P.  RAABE
             --------------              --------------------------
                                         Thomas P. Raabe, President,
                                         Chief Executive Officer, and
                                         Chairman of the Board of Directors

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


                                  EXHIBIT INDEX


   Exhibit Number                                       Description
   --------------                          -------------------------------------

       99.1 Press Release issued March 10, 2005 pertaining to the termination of agreement to acquire three Oil and Gas Prospects in Oklahoma and Texas.

                                        3